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                                                                   EXHIBIT 23.12


                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the reference to our firm under the caption "Experts" in the Post-Effective Amendment No. 3 on Form S-3 to Form S-1 Registration Statement of United Rentals, Inc. and to the incorporation by reference therein of our report dated March 12, 1998, except for Note 8 as to which the date is July 28, 1998, with respect to the financial statements of Lift Systems, Inc.

                                        Altschuler, Melvoin and Glasser LLP
                                        Chicago, Illinois
                                        January 5, 1999